                               SCHEDULE 14A
                              (RULE 14A-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         MORTON'S RESTAURANT GROUP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
    (5) Total fee paid:
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

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                 [Letterhead of Morton's Restaurant Group, Inc.]

                               IMPORTANT REMINDER

                                                            April 30, 2001

Dear Fellow Shareholders:

         Morton's annual meeting is quickly approaching. Regardless of the number of shares you own, your vote is very important. To support your Board of Directors' nominees, Allen J. Bernstein, Thomas J. Baldwin and John K. Castle, it is important to remember:

         o        VOTE FOR THE NOMINEES ONLY ON THE WHITE PROXY CARD.

         o DO NOT SIGN OR RETURN ANY BLUE PROXY CARD THAT YOU RECEIVE FROM FLORESCUE OR BFMA, EVEN TO VOTE AGAINST THEIR NOMINEES. DOING SO MAY CANCEL YOUR VOTE FOR YOUR BOARD'S NOMINEES.

         o YOU DO NOT NEED TO ACCEPT ANY TELEPHONE CALL FROM FLORESCUE, BFMA OR THEIR REPRESENTATIVES. FEEL FREE TO JUST HANG UP.

         o ONLY YOUR LATEST DATED AND RETURNED PROXY COUNTS. IF YOU HAVE ALREADY RETURNED A BLUE PROXY CARD, YOU MAY REVOKE THE BLUE PROXY CARD BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

         o IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, ONLY THE BANK, BROKER OR OTHER NOMINEE CAN VOTE YOUR SHARES. TO INSTRUCT YOUR BANK, BROKER OR OTHER NOMINEE HOW TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

         Please help your Board of Directors continue to maximize shareholder value. Your vote on the WHITE proxy card will send a strong message to Florescue that you believe the handpicked slate of a man with his CHECKERED BACKGROUND and HISTORY OF SELF-DEALING should not be a part of Morton's Board. If you have not had a chance to read the letter we recently sent to you outlining "highlights" of Florescue's business history and ACTIONS HE HAS TAKEN TO ENRICH HIMSELF AT THE EXPENSE OF SHAREHOLDERS, please call Georgeson Shareholder toll free at
(888) 371-7423 for another copy of the letter.

         If you have already returned your WHITE proxy card, please accept our sincere thanks. If you have not yet returned your WHITE proxy card, we urge you to SIGN, DATE AND MAIL THE WHITE PROXY CARD PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. Please give this matter your immediate attention - the time remaining is short and your vote is very important.


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         In order to respond appropriately to the hostile action initiated by
Florescue, we currently estimate that the fees of our proxy solicitor, Georgeson Shareholder (formerly known as Corporate Investor Communications, Inc.), including approximately 55 of its employees, will be $25,000 plus reasonable out of pocket expenses.

         If you have any questions or need assistance in voting your shares, please call Georgeson Shareholder at (888) 371-7423. This toll-free shareholder assistance number is staffed Monday through Friday from 9:00 a.m. until 8:00 p.m. Eastern Daylight Time.

         Thank you for your continued support.

                                         Sincerely,


                                         /s/ Allen J. Bernstein

                                         Allen J. Bernstein
                                         Chairman, President and
                                         Chief Executive Officer

                                   DETACH HERE


                                      PROXY

                         MORTON'S RESTAURANT GROUP, INC.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MORTON'S RESTAURANT GROUP, INC.


     The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 4, 2001 in connection with the Annual Meeting to be held at 9:00 a.m. on May 10, 2001 at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, and hereby appoints Thomas J. Baldwin and David B. Pittaway, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Common Stock of MORTON'S RESTAURANT GROUP, INC. registered in the name provided herein which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy Statement and on such other matters as may properly come before the meeting.

    IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

/SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE
    SIDE/                                                           SIDE/

/X/ Please mark votes as in this example.

This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of Directors and FOR Proposal 2.

      The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of Directors.

   Nominees: (01) Thomas J. Baldwin, (02) Allen J. Bernstein and (03) John K. Castle

   FOR ALL NOMINEES / /    WITHHELD FROM ALL NOMINEES  / /


/ / --------------------------------------
    FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


2. Selection of KPMG LLP as the Company's Independent Auditors.

   FOR  / /               AGAINST  / /             ABSTAIN  / /


           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

           MARK HERE IF YOU PLAN TO ATTEND THE MEETING      / /


    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
    TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


Signature:                                       Date:
          --------------------------------------      -------------
Signature:                                       Date:
          --------------------------------------      -------------